Global X Scientific Beta Japan ETF (SCIJ)

a series of the
Global X Funds

Supplement dated August 3, 2020
to the Summary Prospectus, Prospectus
and Statement of Additional Information, each
dated March 1, 2020, as may be further supplemented

The Board of Trustees (“Board”) of the Global X Funds (“Trust”), based upon the recommendation of Global X Management Company LLC (“Adviser”), the Trust’s adviser, on July 30, 2020, determined to liquidate and terminate the Global X Scientific Beta Japan ETF (the “Fund”). Due to the Fund’s assets remaining quite small and the expectation that the assets of the Fund will not grow sufficiently in the foreseeable future, the Adviser believes that it is in the best interests of the Fund and its shareholders for the Fund’s business and operations not to continue. After considering all the information presented to the Board, the Board concluded that it would be in the best interests of the Fund and its shareholders to liquidate and terminate the Fund.  As of the close of regular trading on the New York Stock Exchange (“NYSE”) on August 21, 2020 (“Closing Date”), the shares of the Fund will cease trading on the NYSE and will be closed to purchases by investors. In order to facilitate orderly capital markets activity, the Funds anticipate permitting purchases and redemptions of creation units in the Funds until they are delisted from the exchange.

Shareholders may sell their holdings in the Fund prior to the close of regular trading on the Closing Date and customary brokerage charges may apply to these transactions.  Prior to the Closing Date, the Fund will be in the process of winding up its operations in an orderly fashion and liquidating its portfolio. This necessary process will result in the Fund not tracking its underlying index and increasing its cash holdings, which may not be consistent with the Fund’s investment objective and strategy.

On or about August 28, 2020, the Fund will liquidate its assets and distribute cash pro rata to all remaining shareholders who have not previously redeemed their shares in an amount equal to the net asset value of their shares as of the close of business on that date. These distributions are taxable events. In addition, these payments to shareholders will include accrued capital gains and dividends, if any. Once the distributions are complete, the Fund will terminate. The Adviser will bear all fees and expenses that may be incurred in connection with the liquidation of the Fund and the distribution of cash proceeds to investors in the Fund, other than brokerage fees and expenses.

For more information, please contact the Fund at 1-888-493-8631.

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